INCOME TAX - U.S. federal income tax rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
Tax computed at the statutory U.S. federal income tax rate	$ (5,308)	$ (3,209)	$ 874
State and local taxes	1,023	1,073	487
Valuation allowances	1,861	8,564	(324)
Share-based compensation	7,957	2,287	2,002
Differences in foreign tax rate	(1,213)	(822)	(45)
Uncertain tax positions	4,384	684	1,494
Other	7	(257)	221
Income tax	$ 8,711	$ 8,320	$ 4,709